UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024

Capitalworks Emerging Markets Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41008	98-1598114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 320-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	CMCAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CMCA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CMCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2024, Capitalworks Emerging Markets Acquisition Corp (the “Company”) and the Company’s sponsor, CEMAC Sponsor LP (the “Sponsor”), entered into non-redemption agreements (the “Non-Redemption Agreements”) with certain unaffiliated third parties (each, a “Holder,” and collectively, the “Holders”) in exchange for the Holders agreeing not to seek redemption, or to reverse previously submitted redemption demands, with respect to an aggregate of 1,025,000  Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), of the Company sold in its initial public offering, in connection with the Company’s extraordinary meeting in lieu of an annual general meeting of shareholders (the “Meeting”) to, among other things, approve an amendment to the Company’s amended and restated memorandum and articles of association (as amended, the “Charter”) to extend the date by which the Company must consummate an initial business combination from March 3, 2024 to March 3, 2025 (the “Extension”) and (ii) permit the Company’s board of directors, in its sole discretion, to elect to wind up the Company’s operations on a date earlier than March 3, 2025 (including prior to March 3, 2024) (together, the “Charter Amendments”). In consideration of the foregoing Non-Redemption Agreements, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees) will surrender and forfeit to the Company for no consideration an aggregate of 76,875  Class A ordinary shares (which were converted from the Class B ordinary shares of the Company, par value $0.0001 per share) (the “Founder Shares” and such Founder Shares to be surrendered and forfeited, the “Forfeited Shares”), commencing on March 3, 2024 and on a quarterly basis on the 5th day of each subsequent quarter thereafter until the earlier of March 3, 2025 or the consummation of the Company’s initial business combination, up to an aggregate of 307,500  Founder Shares and (ii) the Company shall issue to the Holders a number of Class A ordinary shares equal to the number of Forfeited Shares.

The Company estimates that as of February 27, 2024, the pro rata portion of the funds available in the Company’s trust account (the “Trust Account”), for the redemption of the Class A ordinary shares sold as part of the Company’s units in its initial public offering (whether they were purchased in the initial public offering or thereafter in the open market), will be approximately $11.07 per share (which may be adjusted prior to redemptions for tax withholdings, if any, and accrued interest).

The Non-Redemption Agreements are not expected to increase the likelihood that the Charter Amendments are approved by Company’s shareholders but are expected to increase the amount of funds that remain in the Trust Account following the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Shareholders may withdraw redemptions with respect to the Extension at any time prior to the Meeting. Shareholders may request to withdraw their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions (e-mail: spacredemptions@continentalstock.com).

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Charter Amendments, its expectation that the Non-Redemption Agreements will increase the amount remaining in the Trust Account following the Meeting, its inability to complete an initial business combination within the required time period and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in favor of the approval of the Charter Amendments. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated February 16, 2024, as supplemented to date (the “Extension Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Amendments. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Charter Amendments. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor: Advantage Proxy, Inc., PO Box 10904, Yakima, WA 98909, Attn: Karen Smith, e-mail: ksmith@advantageproxy.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitalworks Emerging Markets Acquisition Corp

Date: February 28, 2024	By:	/s/ Roberta Brzezinski
		Name:	Roberta Brzezinski
		Title:	Chief Executive Officer